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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - December 19, 1997


                         FLORIDA PANTHERS HOLDINGS, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-21435              65-0676005
         --------                       -------              ----------
(State or Other Jurisdiction          (Commission          (IRS Employer of
     of Incorporation)                File Number)        Identification No.)



450 East Las Olas Boulevard, Fort Lauderdale, FL                    33301
-------------------------------------------------------------       -----
(Address of Principal Executive Offices)                          (Zip Code)


(Registrant's Telephone Number, Including Area Code)   (954) 712-1300
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                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

                              Page 1 of ___ pages.
                           Exhibit Index at Page ___.


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Item 5.           Other Events.

     This Current Report on Form 8-K is for the purpose of filing the press release, dated December 19, 1997, which is set forth in Exhibit 99 hereto.

Item 7.           Financial Statement and Exhibits

                  (c)      Exhibits.

                                                                                                 Sequential
      Exhibit No.                                Description                                    Page Number
      -----------                                -----------                                    -----------

           99            Press Release dated December 19, 1997


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FLORIDA PANTHERS HOLDINGS, INC.

December 19, 1997
                             By: /s/ William M. Pierce
                                 -------------------------------
                                 William M. Pierce
                                 Senior Vice President and
                                 Chief Financial Officer



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